Regulatory Matters	12 Months Ended
Sep. 30, 2012
Regulatory Matters

Note 16: Regulatory Matters

The Bank is required to maintain noninterest–bearing cash reserve balances. The aggregate average cash reserve balances maintained at September 30, 2012 and 2011 to satisfy the regulatory requirement were $10,463,000 and $13,530,000, respectively.

Under OCC regulations, the Bank is required to measure its interest rate risk and maintain the interest rate risk within limits the Bank establishes. Based on its asset/liability structure at September 30, 2012, the Bank’s earnings may be negatively impacted if interest rates decrease significantly.

The Bank is required to meet certain core, tangible, and risk–based regulatory capital ratios. The regulations require institutions to have a minimum regulatory tangible capital ratio equal to 1.5% of total assets, a minimum 3% core capital ratio, and 8% risk–based capital ratio.

The prompt corrective action regulations define specific capital categories based on an institution’s capital ratios. The capital categories, in declining order, are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized,” and “critically undercapitalized.” Institutions categorized as “undercapitalized” or worse are subject to certain restrictions, including the requirement to file a capital plan with its primary federal regulator, prohibitions on the payment of dividends and management fees, restrictions on executive compensation, and increased supervisory monitoring, among other things. Other restrictions may be imposed on the institution either by its primary federal regulator or by the FDIC, including requirements to raise additional capital, sell assets, or sell the entire institution. Once an institution becomes “critically undercapitalized,” it must generally be placed in receivership or conservatorship within 90 days.

To be considered “adequately capitalized,” an institution must generally have a leverage ratio of at least 4%, a Tier 1 risk–based capital ratio of at least 4%, and a total risk–based capital ratio of at least 8%. An institution is deemed to be “critically undercapitalized” if it has a tangible equity ratio of 2% or less.

As of September 30, 2012, the most recent notification from the OCC categorized CharterBank as well–capitalized under the regulatory framework for prompt corrective action. To be categorized as well–capitalized, CharterBank must maintain minimum total risk–based, Tier 1 risk–based and core/leverage ratios as set forth in the following table. Management is not aware of the existence of any conditions or events occurring subsequent to September 30, 2012 which would affect CharterBank’s well–capitalized classification.

The table of regulatory compliance with minimum capital requirements for CharterBank is presented below at September 30, 2012 and 2011 (in thousands):

					To be Well
			For Capital		Capitalized Under
			Adequacy		Prompt Corrective
	Actual		Purposes		Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)

September 30, 2012
Total Risk Based Capital (to Risk-Weighted Assets)	$133,626	19.2%	$55,610	8.0%	$69,512	10.0%

Tier 1 Capital (to Risk Weighted Assets)	$124,931	18.0%	$27,805	4.0%	$41,707	6.0%

Tier 1 Capital (to Average Assets)	$124,931	12.2%	$41,097	4.0%	$51,371	5.0%

September 30, 2011
Total Capital (to Risk-Weighted Assets)	$123,295	24.4%	$40,498	8.0%	$50,623	10.0%

Tier 1 Capital (to Risk Weighted Assets)	$116,975	23.1%	$20,249	4.0%	$30,374	6.0%

Tangible Equity to Tangible Assets at Period End (1)	$124,757	10.7%	$46,709	4.0%	$58,387	5.0%

(1)	Tangible equity to tangible assets is calculated using period-end assets in accordance with Office Of Thrift Supervisor guidelines, the Bank’s primary regulator at September 30, 2011.

The OCC imposes various restrictions or requirements on CharterBank’s ability to make capital distributions, including cash dividends. A savings bank that is the subsidiary of a savings and loan holding company must file a notice with the OCC at least 30 days before making a capital distribution. CharterBank must file an application for prior approval if the total amount of its capital distributions, including the proposed distribution, for the applicable calendar year would exceed an amount equal to CharterBank’s net income for that year plus CharterBank’s retained net income for the previous two years. The OCC may disapprove a notice or application if: (a) CharterBank would be undercapitalized following the distribution; (b) the proposed capital distribution raises safety and soundness concerns; or (c) the capital distribution would violate a prohibition contained in any statute, regulation, or agreement.

The Company’s ability to pay dividends and the amount of such dividends is affected by the election of First Charter, MHC, the Company’s mutual holding company, to waive the receipt of dividends declared by Charter Financial. First Charter, MHC has historically waived its right to receive most dividends on its shares of Charter Financial common stock, which means that Charter Financial has had more cash resources to pay dividends to its public stockholders than if First Charter, MHC had accepted such dividends. First Charter, MHC received a waiver in early 2011 from the OTS that provided permission to First Charter, MHC to waive dividends in calendar 2011 including the dividend that was paid on December 29, 2011. First Charter, MHC also received a waiver in 2012 from the Federal Reserve that provided permission to First Charter, MHC to waive dividends that were paid on May 25, 2012. First Charter, MHC waived dividends of $422,896, $1.7 million, and $5.7 million during the years ended September 30, 2012, 2011, and 2010, respectively.

The Dodd-Frank Act requires federally-chartered mutual holding companies to give the FRB notice before waiving the receipt of dividends, and provides that in the case of “grandfathered” mutual holding companies, like First Charter, MHC, the FRB “may not object” to a dividend waiver if the board of directors of the mutual holding company waiving dividends determines that the waiver: (i) would not be detrimental to the safe and sound operation of the subsidiary savings bank; and (ii) is consistent with the board’s fiduciary duties to members of the mutual holding company. To qualify as a grandfathered mutual holding company, a mutual holding company must have been formed, issued stock and waived dividends prior to December 1, 2009. The Dodd-Frank Act further provides that the FRB may not consider waived dividends in determining an appropriate exchange ratio upon the conversion of a grandfathered mutual holding company to stock form. In September 2011, however, the FRB issued an interim final rule that also requires as a condition to waiving dividends, that each mutual holding company obtain the approval of a majority of the eligible votes of its members within 12 months prior to the declaration of the dividend being waived. The FRB has requested comments on the interim final rule, and there can be no assurance that the rule will be amended to eliminate or modify the member vote requirement for dividend waivers by grandfathered mutual holding companies, such as First Charter, MHC. In the past, the FRB generally has not allowed dividend waivers by mutual bank holding companies and, therefore, there can be no assurance that the FRB will approve dividend waivers by First Charter, MHC in the future, or what conditions the FRB may place on any dividend waivers.

The OCC has guidelines that limit the Bank’s investment in BOLI to 25% of the Bank’s regulatory capital. The Bank subsidiary exceeds this guideline with 27.1% of its regulatory capital at September 30, 2012. Exceeding this guideline requires additional monitoring of its BOLI investment by the Bank. Management believes it is meeting its requirement for increased monitoring.